Exhibit 10.1

EXECUTION VERSION

SEPARATION AGREEMENT AND RELEASE

This Separation Agreement and Release (“Agreement”) dated as of June 30, 2022 is by and between Mark E. Roszkowski (the “Undersigned” or “Executive”) and Vroom, Inc. (the “Company”). This Agreement refers to the Company and the Executive as the “Parties” and to the Amended and Restated Vroom, Inc. Executive Severance Plan, Amended and Restated on May 20, 2022 as the “Severance Plan.” The Executive and the Company have mutually agreed to his separation from service as an officer and employee of Vroom and its Affiliates on the terms set forth below:

1.
Transition and Separation. From June 30, 2022 until July 15, 2022 (“Transition Period”), as directed by the Company’s Chief Executive Officer (“CEO”), the Executive shall effectively transition his relationships with the Company’s banking partners to others at the Company, complete any other duties or requests on a timely basis, and otherwise fully cooperate with the Company in transitioning out of the Executive’s role as Chief Strategy Officer and General Manager of Vroom Financial Services (“Transition Duties”). Effective as of July 15, 2022 (the “Separation Date”), the Executive’s employment with Vroom Automotive, LLC is hereby terminated and the Executive hereby resigns from all roles as a director and/or officer of Vroom Automotive LLC and each of its Affiliates, as applicable; provided he shall serve as a consultant to Vroom Automotive LLC and its Affiliates through February 15, 2023, as set forth in the consulting agreement attached hereto as Exhibit A ("Consulting Agreement”). From and after the Separation Date, the Executive shall not present himself or hold himself out to others as being an employee, officer, agent, or representative of the Company or any of its Affiliates.

2.
Transition Period and Severance Benefits.

a.
In exchange for signing and not revoking this Agreement and complying with the provisions of this Agreement and the Employee Inventions and Proprietary Information Agreement (“Inventions Agreement”) relating to inventions, intellectual property, and/or proprietary information (“Surviving Provisions”), the Executive will remain continuously employed by the Company as Chief Strategy Officer and General Manager of Vroom Financial Services during the Transition Period, including that the Executive will continue to be paid his base salary rate and provided with employee benefits, as in effect as of the date hereof.

b.
Provided that the Executive (i) reaffirms and signs this Agreement in the second signature block below within twenty-one (21) days after the Separation Date and does not revoke said reaffirmation, and (ii) complies with this Agreement and the terms of the Severance Plan (including Section 9 thereof (“Confidential Information, Non-Competition and Non-Solicitation”)), the Executive will be provided with the Severance Benefits, as defined in Section 4.2 of the Severance Plan and incorporated herein commencing after the Separation Date.

c.
For avoidance of doubt, the only equity acceleration to which Executive is entitled under Section 4.2 of the Severance Plan is the vesting of a pro rata portion of the 33,100 units held by the Executive and granted under the Restricted Stock Unit Agreement between

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the Executive and the Company dated as of February 5, 2020 and signed April 28, 2020 (the “2014 Plan RSU Grant Agreement”), as adjusted by virtue of the stock split that occurred in connection with the initial public offering of the Company. Such units will accelerate and vest in accordance with Section 3(d) of Schedule A to the 2014 Plan RSU Grant Agreement (25,057 units shall vest assuming Executive remains a consultant through February 15, 2023). For avoidance of doubt, and in accordance with Section 3(d) of Schedule A to the 2014 Plan RSU Grant Agreement, such acceleration and vesting shall occur upon the Executive’s termination of Continuous Service (as defined in the 2014 Plan RSU Grant Agreement), which is expected to occur once the Executive ceases to provide services under the Consulting Agreement, and such RSUs will be settled no later than March 15, 2023. Executive acknowledges and agrees that there are otherwise no equity awards granted to the Executive by the Company and held by the Executive as of the date hereof that are subject to accelerated vesting in connection with or following the Separation Date. Notwithstanding the foregoing or anything herein to the contrary, and for avoidance of doubt, Executive will continue to vest into all equity awards that are held by him and unvested as of the Separation Date until he ceases to provide services under the Consulting Agreement. Except as provided for in Paragraph 2(d) of this Agreement, upon such cessation of services under the Consulting Agreement, all equity awards that are then held by the Executive and remain unvested shall be forfeited for no consideration.

d.
Provided that the Executive (i) reaffirms and signs this Agreement in the third signature block below within twenty-one (21) days after February 15, 2023 and does not revoke said reaffirmation, (ii) has complied and continues to comply with this Agreement, the Surviving Provisions and the Severance Plan, and (iii) has fully complied with the Consulting Agreement, as determined by the CEO in his sole and absolute discretion, and remains a consultant in good standing through February 15, 2023 under the Consulting Agreement, (A) the Executive’s final tranche of options (87,500) granted on February 6, 2019 pursuant to the Option Agreement issued under the Second Amended & Restated Vroom, Inc. 2014 Equity Incentive Plan (the “Option Agreement”), as adjusted by virtue of the stock split that occurred in connection with the initial public offering of the Company, will vest and become exercisable on February 4, 2023 in accordance with their original vesting schedule and (B) any options issued to the Executive pursuant to the Option Agreement including those vested and that will vest and become exercisable as of February 4, 2023, shall remain exercisable until the earlier of (i) December 31, 2023 or (ii) the expiration of their original term. For avoidance of doubt, the Executive acknowledges that any options that were originally granted as “incentive stock options” pursuant to the Option Agreement shall automatically become “non-qualified stock options” for U.S. tax purposes immediately following the three-month anniversary of the Executive’s termination of employment even if such options remain outstanding by virtue of Executive’s services as a consultant, or otherwise. To the extent the Company undergoes a change of control and Executive’s Consulting Agreement is terminated prior to February 15, 2023, all unvested options pursuant to the Option Agreement and all unvested RSUs pursuant to the 2014 Plan RSU Grant Agreement shall vest 100% in full, to the extent provided under the Second Amended & Restated Vroom, Inc. 2014 Equity Incentive Plan.

3.
Executive General Release of Claims.

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a.
For valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Undersigned does hereby release and forever discharge the “Releasees” hereunder, consisting of the Company and each of its affiliates, including, without limitation, Vroom Automotive, LLC, Nations Drive, LLC, Vroom Logistics, LLC, Vroom Finance Holdings, LLC, Vroom Finance Corporation, Vroom Automotive Finance Corp., Darkwater Funding, LLC, United Auto Equity Corporation, United Auto Credit Corporation, Auto America Technologies LTD, Vroom Indianapolis LLC, Vast.com Inc. d/b/a CarStory, Vast D.O.O., CarStory, LLC, and AAGP, LLC d/b/a Vroom (collectively, “Affiliates”), and their respective predecessors, successors, subsidiaries, associates, affiliates, heirs, assigns, agents, officers, directors, managers, members, partners, equity holders, representatives, vendors, employees, consultants, lawyers, insurers, advisors and all persons acting by, through, under or in concert with them, or any of them (collectively, the “Releasees”), of and from any and all manner of action or actions, cause or causes of action, in law or in equity, suits, debts, liens, contracts, agreements, promises, liability, claims, demands, damages, losses, costs, attorneys’ fees or expenses, indemnities, and/or obligations, of any nature whatsoever, known or unknown, fixed or contingent (hereinafter called “Claims”), which the Undersigned now has or may hereafter have against the Releasees, or any of them, by reason of any matter, cause, or thing whatsoever from the beginning of time to the date hereof. The Claims released herein include, without limiting the generality of the foregoing, any Claims in any way directly or indirectly arising out of, based upon, or related to the employment or termination of employment of the Undersigned by the Company; all such Claims related to salary, bonuses, commissions, equity or equity-based compensation (except as provided below), long-term incentive compensation, vacation pay, fringe benefits, expense reimbursements, severance pay, payment in lieu of notice, and/or any other form of compensation and any taxes with respect thereof; any alleged breach of any express or implied contract of employment; any alleged torts or other alleged legal restrictions on Releasees’ right to terminate the employment of the Undersigned; and any alleged violation of any federal, state or local statute or ordinance including, without limitation, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Age Discrimination in Employment Act, the Older Workers Benefit Protection Act, sections 1981 through 1988 of Title 42 of the United States Code, the Equal Pay Act, the Employee Retirement Income Security Act of 1974, as amended, the Family and Medical Leave Act of 1993, the Immigration Reform and Control Act, the Fair Credit Reporting Act, the Americans with Disabilities Act of 1990, as amended, the Workers Adjustment and Retraining Notification Act, the Sarbanes-Oxley Act of 2002, the Occupational Safety and Health Act, the Consolidated Omnibus Budget Reconciliation Act of 1985, the Genetic Information Nondiscrimination Act of 2008, the Immigration Reform and Control Act, the anti-retaliation provisions of any federal or state statutes, any Claims arising under the New York Constitution, N.Y. Const. Art. 1, § 1, et seq.; New York Criminal and Consumer Background Laws, N.Y. Correct. § 752, et seq., N.Y. Gen. Bus. Law § 380-B, et seq.; New York Human Rights Law, N.Y. Exec. Law § 290, et seq.; New York Labor Law, N.Y. Labor § 10, et seq.; New York Marriage Equality Act, N.Y. Dom. Rel. Law § 10-a, et seq.; New York Persons with Genetic Disorders Law, N.Y. Civ. Rts. § 48, et seq.; New York Whistleblower Law, N.Y. Exec. Law § 740, et seq.; regulations and wage orders of New York State Department of Labor; regulations of New York State Division of Human Rights; New York City Administrative Code and New York City Human Rights Law, N.Y.C. Admin. Code § 8-107, et seq.; or regulations of the New York City Commission on Human Rights;

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and any Claims arising under Connecticut Time’s Up Act, Conn. Gen. Stat. §§ 46a-51 and 46a-54, et seq.; An Act Concerning the Disclosure of Salary Range for a Vacant Position Conn. Gen. Stat. § 31-40z, et seq.; An Act Concerning Responsible and Equitable Regulation of Adult-Use Cannabis; Connecticut Act Concerning Fair Chance Employment, Conn. Gen. Stat. § 31-51i, et seq.; Connecticut Age Discrimination in Group Insurance Coverage Law, Conn. Gen. Stat. § 38a-543; Connecticut AIDS Testing and Confidentiality Law, Conn. Gen. Stat. § 19a-581, et seq.; Connecticut Constitution; Connecticut Drug Testing Law, Conn. Gen. Stat. § 31-51t, et seq.; Connecticut Electronic Monitoring of Employees, Conn. Gen. Stat. §§ 31-48b, d; Connecticut Employee Free Speech Law, Conn. Gen. Stat. § 31-51q; Connecticut Employment Protection for Witnesses and Victims of Crime, Conn. Gen. Stat. § 54-85b; Connecticut Equal Pay Law, Conn. Gen. Stat. §§ 31-58(e), et seq., 31-75, and 31-76; Connecticut Fair Employment Practices Act, Conn. Gen. Stat. § 46a-51, et seq.; Connecticut Family and Medical Leave Law, Conn. Gen. Stat. § 31-51kk, et seq.; Connecticut Human Rights and Opportunities Act, Conn. Gen. Stat. § 46a-51, et seq.; Connecticut Occupational Safety and Health Act, Conn. Gen. Stat. § 31-367, et seq.; Connecticut Paid Sick Leave Law, Conn. Gen. Stat. § 31-57r, et seq.; Connecticut Palliative Use of Marijuana Act, Conn. Gen. Stat. § 21a-408p; Connecticut Personnel File Law, Conn. Gen. Stat. § 31-128a, et seq.; Connecticut Protection From Reproductive Hazards Law, Conn. Gen. Stat. § 31-40g, et seq.; Connecticut Public Policy; Connecticut Smoking Outside the Workplace Law, Conn. Gen. Stat. § 31-40s; Connecticut Statutory Provision Regarding Discrimination or Retaliation for Filing Workers’ Compensation Claim, Conn. Gen. Stat. § 31-290a; Connecticut Unfair Trade Practices Act, Conn. Gen. Stat. § 42-110a, et seq.; Connecticut Wage and Hour Laws, Conn. Gen. Stat. §§ 31-58, et seq., 31-71, et seq.; Connecticut Whistleblower Laws, Conn. Gen. Stat. §§ 31-51m, et seq., and 33-1336.

b.
THE UNDERSIGNED ALSO AGREES THAT HE WILL NOT MAKE ANY STATEMENTS OR CLAIMS, INITIATE ANY PROCEEDINGS, OR TAKE ANY ACTIONS EITHER DIRECTLY OR INDIRECTLY, OR THROUGH THIRD PARTIES, WHETHER ORALLY OR IN WRITING, (i) THAT DISPARAGE, DEMEAN, DETRACT, CRITICIZE, OR OTHERWISE CAST IN AN UNFAVORABLE LIGHT THE AFFILIATES OR ANY OF ITS/THEIR CURRENT OR FORMER DIRECTORS, INVESTORS, STOCKHOLDERS, MANAGERS, OFFICERS, AGENTS, REPRESENTATIVES, OR EMPLOYEES, (ii) THAT COULD ADVERSELY AFFECT THE MORALE OF ANY EMPLOYEE OF THE AFFILIATES, OR (iii) THAT INTERFERE WITH AN AFFILIATE’S CONTRACTUAL RELATIONSHIPS WITH ITS CUSTOMERS, SUPPLIERS, EMPLOYEES, OR CONSULTANTS. HOWEVER, NOTHING PRECLUDES EITHER PARTY FROM (I) ENFORCING THEIR RIGHTS PURSUANT TO THIS AGREEMENT, (II) PROVIDING ANY DISCLOSURE OF INFORMATION REQUIRED BY LAW, (III) MAKING PRIVILEGED STATEMENTS TO THEIR ATTORNEY(S), (IV) EXERCISING PROTECTED RIGHTS, INCLUDING RIGHTS UNDER THE FEDERAL SECURITIES LAWS, INCLUDING THE DODD-FRANK ACT, OR (V) COMPLYING WITH ANY APPLICABLE LAW OR REGULATION OR A VALID ORDER OF A COURT OF COMPETENT JURISDICTION OR AN AUTHORIZED GOVERNMENT AGENCY, PROVIDED THAT SUCH COMPLIANCE DOES NOT EXCEED THAT REQUIRED BY LAW, REGULATION, OR ORDER. THE UNDERSIGNED SHALL PROMPTLY PROVIDE WRITTEN NOTICE TO THE COMPANY OF ANY SUCH ORDER.

c.
Notwithstanding the foregoing, this Agreement shall not operate to release any rights or claims of the Undersigned or other Releasors (i) to accrued or vested benefits the

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Undersigned may have, if any, as of the date hereof under any applicable plan, policy, practice, program, contract or agreement with Vroom Automotive, LLC or other Affiliate, (ii) to any Claims, including claims for indemnification and/or advancement of expenses arising under any indemnification agreement between the Undersigned and Vroom Automotive, LLC or under the bylaws, certificate of incorporation or other similar governing document of the Company, (iii) to any Claims that cannot be waived by an employee under applicable law, (iv) with respect to the Undersigned’s right to communicate directly with, cooperate with, or provide information to, any federal, state or local government regulator, (v) any claims against Releasees that may arise after the execution of this Agreement, or (vi) the Executive’s right to file an administrative charge or complaint with the Equal Employment Opportunity Commission, the Securities and Exchange Commission, or other federal, state or local administrative agencies although the Executive waives any right to monetary relief related to such a charge or complaint.

d.
IN ACCORDANCE WITH THE OLDER WORKERS BENEFIT PROTECTION ACT OF 1990, THE UNDERSIGNED IS HEREBY ADVISED AS FOLLOWS:

i.
THE EXECUTIVE HAS THE RIGHT TO CONSULT WITH AN ATTORNEY BEFORE SIGNING THIS RELEASE;
ii.
THE EXECUTIVE HAS TWENTY-ONE (21) DAYS TO CONSIDER THIS RELEASE BEFORE SIGNING IT; AND
iii.
THE EXECUTIVE HAS SEVEN (7) DAYS AFTER SIGNING THIS RELEASE TO REVOKE THIS AGREEMENT, AND THIS AGREEMENT WILL BECOME EFFECTIVE UPON THE EXPIRATION OF THAT REVOCATION PERIOD. IF THE EXECUTIVE REAFFIRMS AND SIGNS THIS AGREEMENT, BUT REVOKES THE SAME WITHIN SEVEN (7) DAYS, SUCH REVOCATION SHALL NOT IMPACT THE EFFECTIVENESS OF THE AGREEMENT WHEN IT WAS SIGNED THE FIRST AND/OR SECOND TIME.

The Executive agrees that any changes to this Agreement do not restart the running of the review period described in this Paragraph.

4.
Representations by the Executive.

a.
The Executive represents and warrants to the Company that as of the date of this Agreement, the Executive has not filed any lawsuits, complaints, petitions, claims, or other accusatory pleadings against the Company or the other Releasees in any court or with any governmental agency. The Executive further represents and confirms that the Executive has received all salary, wages, commissions, bonuses, incentive compensation, and any other compensation due to the Executive through the date the Executive signs this Agreement.

b.
The Undersigned represents and warrants that there has been no assignment or other transfer of any interest in any Claim which the Executive may have against Releasees, or any of them, and the Undersigned agrees to indemnify and hold Releasees, and each of them, harmless from any liability, Claims, demands, damages, costs, expenses and attorneys’ fees incurred by Releasees, or any of them, as the result of any such assignment or transfer or any rights or Claims under any such assignment or transfer. It is the

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intention of the parties that this indemnity does not require payment as a condition precedent to recovery by the Releasees against the Undersigned under this indemnity.

c.
The Undersigned agrees that if the Executive hereafter commences any suit arising out of, based upon, or relating to any of the Claims released hereunder or in any manner asserts against Releasees, or any of them, any of the Claims released hereunder, then the Undersigned agrees to pay to Releasees, and each of them, in addition to any other damages caused to Releasees thereby, all attorneys’ fees incurred by Releasees in defending or otherwise responding to said suit or Claim.

d.
The Undersigned further understands and agrees that neither the payment of any sum of money nor the execution of this Release shall constitute or be construed as an admission of any liability whatsoever by the Releasees.

5.
Return of Confidential Information and Company Property. The Executive undertakes and agrees that, no later than three (3) business days following the Separation Date (or, if applicable, no later than three (3) business days following the Executive’s cessation of services under the Consulting Agreement), the Executive shall return all information, documents and files containing the Company’s and/or Affiliates’ “Proprietary Information” as defined in the Inventions Agreement and all other Company property, including, as applicable, ID cards or badges, access devices, keys, computers, mobile phones or credits cards the Executive may have been provided by the Company, but excluding the return of the Company-issued laptop currently in Executive’s possession (the “Laptop”) which Executive may keep, and that the Executive shall not retain copies and shall delete all files containing such information that have been stored on any of the Laptop, personal computer, smartphone, iPad or other similar data storage device, or any cloud-based storage service, used by the Executive; provided, however, that the foregoing does not apply to documents and information received by the Executive solely in the Executive’s capacity as a holder of equity in the Company, or to any documents or information covered by a litigation hold notice; provided, further, that to the extent that the Executive’s retention of the information and property described herein is necessary for the Executive to provide services pursuant to the Consulting Agreement, the foregoing does not apply until the Executive’s cessation of services under the Consulting Agreement.

6.
Cooperation. The Executive agrees to cooperate with the Company and its Affiliates and its or their respective counsel in connection with any claim, dispute, investigation, administrative proceeding, arbitration or litigation relating to any matter in which the Executive was involved, to which his service to the Company or its Affiliates may be relevant or of which the Executive has knowledge that may be relevant. The Executive acknowledges that the foregoing could involve, but is not limited to, assisting with the response to, or defense of, any such proceeding or litigation, meeting and consulting with the Company and its Affiliates and its or their respective counsel, preparing witness statements, sitting for depositions and giving evidence in person or otherwise on behalf of the Company, and otherwise providing information in relation to any such proceeding or litigation. This provision is not intended to affect the substance of any information or testimony that the Executive is asked to provide. Rather, the Executive agrees, without limitation, to provide truthful information and testimony and to otherwise assist the Company or its Affiliates in light of and in full compliance with all applicable laws. In making any request for the Executive’s cooperation, the Company will seek to reasonably accommodate other personal or professional commitments that the Executive may have and shall reimburse to the extent

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consistent with applicable Company policy, Executive for reasonable and documented travel and other expenses incurred in connection with Executive’s cooperation pursuant to this paragraph.

7.
Intended Third-Party Beneficiaries; Successors and Assigns. The Releasees are intended third-party beneficiaries of this Agreement. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors, assigns, executors, heirs and representatives; provided, however, that the Executive may not assign, transfer or delegate his rights or obligations hereunder and any attempt to do so shall be void.

8.
Severability. It is the desire and intent of the Parties that the provisions of this Agreement be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

9.
Disputes; Jurisdiction and Venue. Any claims or actions concerning this Agreement shall be subject to the terms of the Severance Plan (as modified hereby); provided, however, in no event shall the Company be responsible for the Executive’s legal fees with respect to an action or proceeding concerning the Executive’s alleged breach or anticipated breach of a restrictive covenant. With respect to any action or proceeding arising out of or relating to this Agreement that is not covered by the arbitration requirements in Section 11.4 of the Severance Plan, or for recognition or enforcement of any judgment, the Company and the Executive hereby irrevocably and unconditionally submit, for themselves and their property, to the jurisdiction of any state or federal court located in New York County, New York. The Company and the Executive irrevocably waive, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

10.
Merger Clause; Amendment; Headings. This Agreement, together with the Consulting Agreement, the Severance Plan and Surviving Provisions and all exhibits or attachments hereto or thereto, constitute the entire agreement of the Parties with respect to the subject matter hereof, supersede and replace all oral and written statements, conversations, and correspondence, and are intended by the Parteies to be the final expression of their agreement on all terms and conditions set forth herein. If this Agreement conflicts with the Severance Plan or Surviving Provisions, this Agreement shall control. This Agreement may be modified, terminated, or waived only by a writing signed by the Party against whom enforcement of such modification, termination, or waiver is sought. The captions and headings in this Agreement are for convenience only, and in no way define or describe the scope or content of any provision of this Agreement.

11.
Notices. Any notices, demands, and other communications under this Agreement must be sent to the address(es) listed in this Paragraph, and will be considered delivered upon receipt by

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personal delivery, one business day after being given to a nationally recognized overnight courier, or two days after being mailed by certified or registered mail with postage prepaid:

a.
if to the Company, to:

Vroom Automotive, LLC

3600 W Sam Houston Pkwy. S.

Houston, TX 77042

Attn: Chief Legal Officer;

AND: legal@vroom.com

b.
if to the Executive, to the Executive’s address shown at the bottom of this Agreement

c.
or to any other address the Company or the Executive designate by written notice to the other.

12.
Counterparts. This Agreement may be signed and delivered (including by fax or electronically) in one or more parts. Each of these parts shall constitute an original document, but all of them together shall be considered the same Agreement.

IN WITNESS WHEREOF, the Undersigned has executed this Agreement this 30th day of June, 2022.

/s/ Mark E. Roszkowski

Mark E. Roszkowski

[***]

[***]

ACCEPTED AND AGREED

as of the date set forth above:

/s/ C. Denise Stott

Vroom, Inc.

By: C. Denise Stott

Its: Chief People & Culture Officer

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Second Reaffirmation

IN WITNESS WHEREOF, the Undersigned has reaffirmed and executed this Agreement this _____ day of ________, 2022.

Mark E. Roszkowski

[***]

[***]

ACCEPTED AND AGREED

as of the date set forth above:

Vroom, Inc.

By: C. Denise Stott

Its: Chief People & Culture Officer

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Third Reaffirmation

IN WITNESS WHEREOF, the Undersigned has reaffirmed and executed this Agreement this ____ day of _________, 2023.

Mark E. Roszkowski

[***]

[***]

ACCEPTED AND AGREED

as of the date set forth above:

Vroom, Inc.

By: C. Denise Stott

Its: Chief People & Culture Officer

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Exhibit A

Consulting Agreement

Effective July 16, 2022 (“Effective Date”), Mark E. Roszkowski (“Consultant”) and Vroom Automotive, LLC (“Vroom” or “Company”), agree (this “Agreement”) as follows:

1.
Services and Payment. Consultant agrees to complete the following services (“Services”) for the period of July 16, 2022 through February 15, 2023 (“Term”) on an as-needed basis and as directed by Vroom Inc.’s Chief Executive Officer (“CEO”): provide timely good faith analysis and guidance relating to the banking activities of Vroom Inc. and its Affiliates, including assistance in the transition of Consultant’s relationships with the Company’s banking partners to others at the Company and any other reasonable related services as may be requested by the CEO from time to time with understanding that the Company will accommodate other personal or professional commitments that the Consultant may have including potential full-time employment with a new employer to the extent that such full-time employment is consistent with Consultant’s non-competition obligations to the Company and its Affiliates. In exchange for the Services, during the Term will continue to vest into his outstanding equity awards as described in Paragraph 2(c) of the Separation Agreement and Release dated as of June 30, 2022 between Consultant and Vroom, Inc. (the “Separation Agreement”) and Vroom will provide the consideration described in Paragraph 2(d) of the Separation Agreement. Except as otherwise provided in Paragraph 2(d) of the Separation Agreement, upon expiration of the Term, all equity awards that are then held by Consultant and remain unvested shall be forfeited for no consideration.
2.
Warranty. Consultant warrants that: (i) the Services will be performed in a professional and workpersonlike manner and that none of such Services or any part of this Agreement is or will be inconsistent with any obligation Consultant may have to others; (ii) all work under this Agreement shall be Consultant’s original work and none of the Services or Works or any development, use, production, distribution or exploitation thereof will infringe, misappropriate or violate any intellectual property or other right of any person or entity (including, without limitation, Consultant); (iii) Consultant has the full right to provide the Company with the assignments and rights provided for herein; (iv) Consultant shall comply with all applicable laws and Company safety rules in the course of performing the Services and (v) if Consultant’s work requires a license, Consultant has obtained that license and the license is in full force and effect.
3.
Ownership; Rights; Proprietary Information.
3.1.
Ownership of Works. Vroom shall own, and Consultant hereby assigns and agrees to assign, all right, title and interest (including patent rights, copyright rights, trade secret rights, mask work rights, trademark rights, sui generis database rights and all other rights of any sort throughout the world) relating to any and all inventions (whether or not patentable), works of authorship, mask works, designations, designs, domain names, social media and other similar accounts and account names, and other unique digital assets, know‑how, ideas and information made, created, acquired or conceived or reduced to practice, in whole or in part, by Consultant in connection with Services or any Proprietary Information (as defined below) (collectively, “Works”) and Consultant will promptly disclose and provide all Works to Company. All Works are works made for hire to the extent allowed by law. In addition, if any Work does not qualify as a work made for hire, Consultant makes all assignments necessary to accomplish the foregoing ownership. Consultant shall assist Company, at Company’s expense, to further evidence, record and perfect such assignments, and to perfect, obtain, maintain, enforce, and defend any rights

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assigned. Consultant irrevocably designates and appoints Company and its agents as attorneys‑in‑fact to act for and in Consultant’s behalf to execute and file any document and to do all lawfully permitted acts to further the foregoing with the same legal force and effect as if executed by Consultant.
3.2.
Proprietary Information.

(a) Consultant agrees that all Works and all other business, technical and financial information (including, without limitation, information concerning Company’s plans, marketing materials and strategies, details of this Agreement and any other proprietary or non-public information about Company or its employees, customers, suppliers or partners or that otherwise identifies Company’s employees or customers) which Consultant develops, learns or obtains in connection with Services or that are received by or for Company in confidence, constitute “Proprietary Information.” Consultant will hold in confidence and not disclose or, except in performing the Services, use any Proprietary Information. Consultant shall not disclose such Confidential Information to any third party except as may reasonably be required pursuant to this Agreement and in any event subject to confidentiality obligations at least as protective as those set out in this Agreement. However, Consultant shall not be obligated under this Paragraph with respect to information that (i) Consultant can document is or becomes readily publicly available without restriction through no fault of Consultant; or (ii) is disclosed pursuant to the order or requirement of a court, administrative agency, or other governmental body or is otherwise required to be disclosed by law, provided however, that in all cases Consultant shall provide prompt notice thereof to enable Company to seek a protective order to otherwise prevent such disclosure. Consultant acknowledges that any disclosure to third parties of Confidential Information may cause immediate and irreparable harm to Company. Furthermore, Consultant understands that this Agreement does not affect Consultant’s immunity under 18 USC Sections 1833(b) (1) or (2).

(b) Upon termination or as requested by Vroom, Consultant will promptly return all items and copies containing or embodying Proprietary Information, except that Consultant may keep its personal copies of its compensation records and this Agreement. Consultant agrees that Consultant has no expectation of privacy with respect to Company’s telecommunications, networking or information processing systems (including, without limitation, stored computer files, e-mail messages and voice messages) and that Consultant’s activity, and any files or messages, on or using any of those systems may be monitored at any time without notice. Consultant agrees that any property situated on Company’s premises and owned, leased or otherwise possessed by the Company, including computers, computer files, email, voicemail, storage media, filing cabinets or other work areas, is subject to inspection by Company personnel at any time with or without notice.

(c) Notice of Immunity Under the Defend Trade Secrets Act of 2016 ("DTSA"). Notwithstanding any other provision of this Agreement: (1) Consultant will not be held criminally or civilly liable under any federal or state trade secret law for any disclosure of a trade secret that: (i) is made: (A) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney; and (B) solely for the purpose of reporting or investigating a suspected violation of law; or (ii) is made in a complaint or other document that is filed under seal in a lawsuit or other proceeding and (2) if Consultant files a lawsuit for retaliation by the Company for reporting a suspected violation of law, the Consultant may disclose the Company's trade secrets to Consultant’s attorney and use the trade secret information in the court proceeding if Consultant: (i) files any document containing the trade secret under seal; and (ii) does not disclose the trade secret, except pursuant to court order.

3.3.
License to Services and Works. If any part of the Services or Works is based on, incorporates, or is an improvement or derivative of, or cannot be reasonably and fully made, used,

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reproduced, distributed or otherwise exploited without using or violating technology or intellectual property rights owned or licensed by Consultant and not assigned hereunder, Consultant hereby grants Company and its successors a perpetual, irrevocable, worldwide royalty‑free, nonexclusive, sublicensable right and license to exploit and exercise all such technology and intellectual property rights in support of Company’s exercise or exploitation of the Services, Works, other work performed hereunder, or any assigned rights (including any modifications, improvements and derivatives of any of them).
4.
Securities Laws. Consultant hereby acknowledges that he is aware that the United States securities laws prohibit any person who has material, non-public information concerning the matters that are related to this Agreement or otherwise from purchasing or selling securities of Company (and options, warrants and rights relating thereto) or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell securities.
5.
Termination. If Consultant materially breaches this Agreement, Vroom may terminate this Agreement upon five (5) days written notice unless the breach is cured within the notice period. Sections 2 through 8 of this Agreement and any remedies for breach of this Agreement shall survive any termination or expiration. Company may communicate such obligations to any other (or potential) client or employer of Consultant. Consultant’s full-time employment elsewhere shall not be considered a material breach of this Agreement and is specifically allowed, provided that such full-time employment is consistent with Consultant’s non-competition obligations to the Company and its Affiliates.
6.
Relationship of the Parties. Consultant shall be and act as an independent contractor and not a partner, joint venturer, or agent of Company and shall not bind nor attempt to bind Company to any contract. Consultant is an independent contractor and is solely responsible for all taxes, withholdings, and other statutory or contractual obligations of any sort, including, but not limited to, workers’ compensation insurance.
7.
Indemnity. Consultant agrees to indemnify, defend and save Company harmless from any and all claims and threatened claims by any third party, including employees of either party, arising out of, under or in connection with Consultant’s violation of applicable law, gross negligence or willful misconduct.
8.
Assignment. This Agreement and the services contemplated hereunder are personal to Consultant and Consultant shall not have the right or ability to assign, transfer, or subcontract any obligations under this Agreement without the written consent of Company. Any attempt to do so shall be void.
9.
Notice. All notices under this Agreement shall be in writing, and shall be deemed given when personally delivered, sent by confirmed telecopy or other electronic means, or three (3) days after being sent by prepaid certified or registered U.S. mail to the address of the party to be noticed as set forth herein or such other address as such party last provided to the other by written notice.
10.
Miscellaneous. The failure of either party to enforce its rights under this Agreement at any time for any period shall not be construed as a waiver of such rights. No changes or modifications or waivers to this Agreement will be effective unless in writing and signed by both parties. In the event that any provision of this Agreement shall be determined to be illegal or unenforceable, that provision will be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable. This Agreement shall be governed by and construed in accordance with the laws of the state of New York without regard to the conflicts of laws provisions thereof. Any legal action or proceeding relating to this Agreement shall be brought exclusively in the state or federal courts located in New York County, New York, and each party consents to the jurisdiction thereof. In any action or proceeding to enforce rights under this Agreement, the prevailing party will be entitled to recover costs

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and attorneys’ fees. Headings herein are for convenience of reference only and shall in no way affect interpretation of the Agreement. Any breach or threatened breach of Sections 2, 3, or 7 of this Agreement will cause irreparable harm to the Company for which damages would not be an adequate remedy, and, therefore, the Company is entitled to injunctive relief with respect thereto (without the necessity of posting any bond) in addition to any other remedies. This Agreement constitutes the complete and exclusive agreement between the parties concerning its subject matter and supersedes all prior or contemporaneous agreements or understandings, written or oral, concerning the subject matter described herein.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as a sealed instrument, effective as of the date and year first written above.

COMPANY	CONSULTANT
By: /s/ C. Denise Stott	By: /s/ Mark E. Roszkowski
Name: C. Denise Stott	Name: Mark E. Roszkowski
Title: Chief People and Culture Officer	Address: [***] [***]

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